Significant information for the first half of 2026 - Summary of detailed information about business combination Dynavax (Details) - Feb. 10, 2026 - Dynavax € in Millions, $ in Billions	USD ($)	EUR (€)
Disclosure of detailed information about business combination [line items]
Other intangible assets		€ 1,150
Other current and non-current assets and liabilities		429
Cash and cash equivalents		169
Short-term debt	$ (0.3)	(249)
Deferred taxes, net		(132)
Net assets of Dynavax		1,367
Goodwill		204
Purchase price		€ 1,571